UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2018

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

513-297-3640

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2018, Workhorse Group Inc. (the “Company”) and holders of all outstanding Warrants to Purchase Common Stock issued September 18, 2017 of the Company (collectively, the “Warrants”) entered into separate, privately-negotiated exchange agreements (the “Exchange Agreements”), pursuant to which the Company agreed to issue to such holders an aggregate of 1,968,736 shares of the Company’s common stock in exchange for the Warrants. The closing of the exchanges contemplated by the Exchange Agreements occurred on June 5, 2018.

The foregoing description of the Exchange Agreements is qualified in its entirety by reference to the form of Exchange Agreement, a copy of which is attached as Exhibit 10.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: June 4, 2018	By:	/s/ Paul Gaitan
	Name: Title:	Paul Gaitan Chief Financial Officer

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